                                                                  EXHIBIT 10.13


                            SECURED PROMISSORY NOTE


$41,250.00                                                    San Francisco, CA
                                                                 March 21, 1996



        FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Graphix Zone, Inc., 42 Corporate Park, Suite 200, Irvine, California 92174, or at such other place as the holder of this Note ("Holder") may designate in writing from time to time, the principal amount of Forty-One Thousand Two Hundred Fifty Dollars ($41,250.00) together with interest thereon calculated from the date set forth above until paid at the rate of six percent (6%) per annum, computed and compounded annually. The entire unpaid principal balance and accrued interest shall be due and payable on or before termination of employment with StarPress, Inc. or any successor company (including, without limitation, Holder or any successor to Holder). At the option of the Holder, payments will be applied first to interest, next to any collection charge or expense and last to reduction of principal.

        The undersigned may prepay all or any portion of the amount due under this Note without premium or penalty. Any prepayment shall be applied first to full payment of accrued interest, next to any collection charge or expense and last to reduction of principal.

        The undersigned represents and warrants that funds advanced pursuant to this Note will be used to acquire common stock of StarPress, Inc. Time is of the essence of this Note and of the payments and performances hereunder and under any of the other documents executed by the undersigned in connection herewith.

        The occurrence of one or more of the following events ("Events of Default") shall constitute a default under this Note: (i) the failure to pay principal and interest under this Note when the same shall become due and payable or (ii) the undersigned's application for consent to or acquiescence in the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for the undersigned or the undersigned's property (or if involuntary the failure of the undersigned to have the same discharged with 60 days), or the making of a general assignment for the benefit of creditors, or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or other insolvency law of common law or in equity being instituted by or against the undersigned (and, only if involuntary, the same is not dismissed within 60 days).

        Upon the occurrence of an Event of Default, and in addition to any other right or remedy provided by applicable law, the Holder may without further demand protest or notice of any kind to the undersigned, declare any or all sums and obligations due under this Note to be immediately due and payable, and upon such declaration the same shall become and be immediately due and payable, the interest rate shall be increased to the lesser of ten percent (10%) per annum or the maximum interest rate allowed under applicable law, and interest shall thereafter be added to the principal balance to bear interest itself. The undersigned agrees to pay all costs of collection and reasonable attorney's fees in case of any Event of Default. The nonexercise by the Holder of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

        The obligations of this Note shall be joint and several. The undersigned, and all endorsers and all persons liable or to become liable on this Note, severally waive diligence, presentment, demand, protest and notice of demand, protest and nonpayment, and consent to any and all renewals and extensions of the time of payment hereof.

        This Note shall be governed by and construed in accordance with the laws of the State of California.


                                        /s/ RONALD S. POSNER
                                        ----------------------------
                                        Ronald S. Posner

                                        Social Security #: ###-##-####
                                                           -----------